Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

AVAYA

[GRAPHIC]

Fourth Annual JMP Securities

Research Conference

March 2, 2005

[LOGO]

Forward Looking Statement

The use of words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “intends,” “future,” “potential,” or “continue,” the negative of these terms and other comparable terminology are intended to identify forward-looking statements.

These statements are only predictions based on our current expectations and projections about future events. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

In this regard, you should specifically consider the numerous risks outlined in our SEC filings.

Presentation

Unless indicated otherwise, all results are presented in accordance with United States generally accepted accounting principles (GAAP).

Building Shareholder Value

[GRAPHIC]

Technology Transition

Strategic Differentiation

Global Reach

Financial Strength

Operating Leverage

Avaya Strategy to Build Shareholder Value

Leverage Incumbency and Technology

[CHART]

Global Enterprise Telephony Installed Base Total Lines (M)

Technology Transition Drives Growth Opportunity

Source: Avaya analysis based on independent industry analyst reports

Strategic Differentiation & Integrated Value Proposition

North America Telephony Base

[CHART]

•                  Clear focus on the enterprise

•                  Voice experience and expertise

•                  Significant installed base

•                  Global services organization

•                  Comprehensive applications portfolio

•                  Customer ROI

•                  Migration Choices

Source: Avaya analysis based on independent industry analyst reports

Tenovis Fills a Strategic Need for Avaya

EMEA Telephony Base

[CHART]

•                  Leading European incumbent vendor with significant size, scale and footprint

•                  Opportunity to upgrade installed base and win new customers

•                  Combination offers market presence throughout EMEA

•                  Strongly positioned to capture IP adoption growth opportunities as technology transition accelerates in EMEA

Source: Avaya analysis based on independent industry analyst reports

AVAYA

[GRAPHIC]

FY2005 Update

Q1 FY2005 Results

Market Summary

•                  Maintained #1 position in market share in IP Telephony for the fourth consecutive quarter at 25%*

•                  Total large enterprise telephony line shipments rose by 9% over the year ago quarter

•                  Large enterprise IP line shipments were up more than 50% over the year ago quarter

•                  During the quarter we shipped our 5 millionth IP line

•                  Recent wins:

– U.S. – Merrill Lynch	– Mexico – Prosa
– U.K. – Honda	– Japan – Rakuten

* Based on Q3 CY04 market share data

Q1 FY2005 Results

Financial Summary

•                  Revenues grew 18% quarter over quarter including the impact of acquisitions

•                  Product sales up 15%

•                  Rental and managed services up 60%

•                  Services up 15%

•                  Revenue from GCS segment up 23%

•                  International revenues were up 77.7% including acquisitions quarter over quarter

•                  Gross margin increased to 47.3% from 46.1%

•                  Operating income rose 70% from $52M to $88M

•                  Operating margin was 7.7% vs. 5.4%

•                  Strong cash position of $911M

•                  Debt decreased by $225M to $368M, which includes the $347M assumed from Tenovis at 11/18/04

Q1 FY2005 Key Performance Drivers

Revenue Growth

•                  Business is growing organically

	Total Revenue		Product Sales
	Q1 FY04	Q1 FY05	Q1 FY04	Q1 FY05
Reported Revenue	$971	$1,148	$482	$554

Adjustments

Tenovis & Spectel		(129)		(39)

AGC*		(5)		(2)

Expanets*	(28)	(22)	(8)	(0)

Currency Impact		(12)		(6)

Adjusted Revenue**	949	974	474	507

Q/Q Change		2.6%		7.0%

 * Estimates

** Non-GAAP financial measure

Product Sales Growth

Rate of Growth Should Accelerate Throughout the Year

[CHART]

 * Product sales growth excluding acquisitions and currency impact (previous slide)

** Q4 FY04 excludes reversal of $8M of reserve for sales returns and allowances

Growing Product Gross Margins

[CHART]

* Q4 FY04 excludes the reversal of $8M of reserve for sales returns and allowances and $1M of associated costs

FY2005 Tenovis EPS Impact

	Q1	Q2*	Q3*	Q4*	Total*
Tenovis EPS Impact	(0.014)	(0.07)	(0.03 – 0.04)	0.02 – 0.03	(0.10)

Significant Items

•                  Amortization of intangibles (non-cash)

•                  Integration expenses

•                  Vacation accruals

•                  Foreign currency impact

•                  Cost and revenue synergies

* Estimates

Avaya FY05 Key Performance Drivers

	FY04 With Allocation Changes	Original FY05 Goals	Update
Total Revenue	4,055	Growth of approximately 25% to 27%	Growth of at least 28%

Gross Margin	46.8%	Solid improvement for the year	No change

Operating Expense	39.1%	Modest increase	No change

Operating Income	311	Growth of approximately 40%	No change

Operating Margin%	7.7%	8.5% to 9%	No change

Focused on Achieving Our Annual Goals

•                  Building momentum in key areas that drive our performance and ability to build value…

•                  The transition in the enterprise telephony market is moving ahead and is broadening into other key geographic areas.

•                  We’re well positioned in our core market and now have the scope and scale to compete more effectively in all regions around the world.

•                  We’re moving forward quickly with our plans to integrate Tenovis and to capture the potential it offers.

•                  We’re maintaining our leadership and managing our business to generate profitable growth.

AVAYA

[GRAPHIC]

Fourth Annual JMP Securities

Research Conference

March 2, 2005